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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 15, 1994

                      Rochester Telephone Corporation
          (Exact name of registrant as specified in its charter)

         New York                   1-4166            16-0613330
(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)     Identification No.)

180 South Clinton Avenue
Rochester, New York                                        14646
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

                  100 Midtown Plaza, Rochester, New York
             (Previous address of principal executive offices)

Item 5   Other Events

     On October 15, 1994, Rochester Telephone Corporation ("RTC") announced that it has executed an amended and restated Letter of Intent with WCT Communications extending the period to November 7 under which the parties will seek to execute definitive agreements. Additionally, the parties have also agreed to effect the transaction by means of a cash merger. As a result, the previously announced tender offer would be withdrawn.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                         Rochester Telephone Corporation
                                                   (Registrant)

                                                /s/ Barbara J. LaVerdi
Dated:  October 17, 1994                   By: --------------------------
                                                    Barbara J. LaVerdi
                                                    Assistant Secretary
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                              EXHIBIT INDEX



Exhibit Number    Description
- - --------------    ------------

      99          Press Release dated                 Filed herewith
                  October 15, 1994 regarding
                  restated Letter of Intent and
                  withdrawal of previously
                  announced tender offer for WCT
                  Communications, Inc.